EXHIBIT 10.26

EXCLUSIVE IMPORTER AND DISTRIBUTOR AGREEMENT
(AMENDED and RESTATED JUNE 20, 2012)

This Exclusive Importer and Distributor Agreement ("Agreement") is entered into as of March 1, 2011 (the "Effective Date") by and between DOMAINE SELECT WINE ESTATES LLC (hereinafter referred to as "COMPANY"), located at 105 Madison Avenue, 13th Floor, New York, New York 10016, and WODKA LLC (hereinafter referred to as "BRAND OWNER"), with its principal place of business located at 234 5th Avenue, Suite 415, New York, New York 10001.

RECITALS:

WHEREAS, BRAND OWNER is the registered owner of the Przedsiębiorstwo Polmos Białystok Wódka [Vodka] brand of vodka (the "Product") and has the exclusive right to import and distribute the Product world-wide and to appoint others to import and distribute the Product; and

WHEREAS, COMPANY is a wholesale distributor of alcoholic beverage products and desires to become the exclusive importer and distributor of the Product for the fifty states of the United States of America (the "Territory"), pursuant to the terms and conditions as set forth in this Agreement; and

WHEREAS, BRAND OWNER desires that COMPANY serve as the exclusive importer and wholesale distributor of the Product in the Territory pursuant to the terms and conditions set forth in this Agreement; and

WHEREAS, both BRAND OWNER and COMPANY mutually desire that this relationship be a long-term relationship and recognize that COMPANY will make continual investments to merchandise and to create and maintain awareness of the Product in the Territory, to open and maintain retail distribution outlets for the Product, and to perform a wide range of services as hereafter described; and,

WHEREAS, COMPANY and BRAND OWNER mutually desire to confirm and to memorialize their complete, entire and full agreement and understanding into this Agreement.

NOW, THEREFORE, BRAND OWNER and COMPANY hereby agree as follows:

1. Grant of Exclusive Importer Distributor Rights.

(a) Subject to the terms and conditions of this Agreement, (i) BRAND OWNER hereby grants to COMPANY the exclusive right to import and distribute the Product within the Territory; (ii) COMPANY hereby accepts the grant of exclusive importation and distribution rights from BRAND OWNER as set forth in this Agreement and (iii) and Company agrees to devote sufficient resources and personnel to the importing, marketing and distribution of the Products in the Territory so as to use commercially reasonable efforts to maximize the sale and distribution of the Product as more fully set forth in Section 10 hereof. BRAND OWNER

or sell the Product at wholesale in all states and counties throughout the Territory and that the parties contemplate that the COMPANY will enter into subdistribution agreements (collectively "Subdistribution Agreements") with third parties (each a "Subdistributor") to market, distribute and sell Products at wholesale within the Territory at COMPANY'S sole discretion, provided said agreements are consistent with the provisions of this Agreement and applicable law. Subject to the provisions of Section 9 of this Agreement, COMPANY is hereby granted the sole decision to increase or decrease the number of Subdistribution Agreements into which it enters at its discretion.

(b) Contemporaneously with the execution of this Agreement, BRAND OWNER and COMPANY shall execute and deliver the Trademark Use Agreement ("Use Agreement") attached hereto as Exhibit C governing COMPANY'S use of BRAND OWNER's Marks (as defined in the Use Agreement), COMPANY agrees that any breach of the Use Agreement shall constitute an immediate breach of this Agreement.

(c) BRAND OWNER acknowledges that COMPANY is currently, and will be in the future, engaged in the business of marketing, selling, promoting and distributing certain wine and spirits and other alcoholic and non-alcoholic beverage products, some of which may be competitive with the Products. As such, it is specifically understood and agreed that such activities shall not be deemed improper or violative of any of COMPANY'S obligations hereunder or under applicable law.

(d) BRAND OWNER shall sell to COMPANY and COMPANY shall purchase and import from BRAND OWNER from time to time COMPANY'S requirements (including, Company's minimum purchase commitment set forth in Exhibit C) for orders of the Product pursuant to purchase orders provided by COMPANY to BRAND OWNER.

(e) BRAND OWNER shall use commercially reasonable efforts to accept and fulfill COMPANY'S requirements for orders as promptly as practicable, subject to delays caused by transportation conditions, labor or material shortages, strikes, riots, fires, wars, government intervention or other causes beyond BRAND OWNER'S control. In all cases, BRAND OWNER will use all commercially reasonable efforts to advise COMPANY in advance of any inability to make full and timely delivery of any purchase orders.

(f) In the event of a shortage of the Products, BRAND OWNER will apportion the Products fairly and equitably among its distributors, including COMPANY, such that COMPANY will be allocated a percentage of its requirements for the Products not less than the percentage of any other distributor's requirements allocated to such other distributor; provided, however, that in such event, COMPANY may purchase Products from any such other distributor.

2. No Direct Sales by BRAND OWNER. BRAND OWNER hereby represents, covenants and warrants that it shall not, and shall not authorize or permit any third party to, directly or indirectly, import, sell or distribute any of the Products to any retailer located anywhere within the Territory during the Term or any renewal hereof. Without limiting the foregoing or any other provision of this Agreement, BRAND OWNER (a) shall not sell any Products to any person or entity (other than COMPANY or a Subdistributor) that BRAND

OWNER has reason to expect to sell such Products in the Territory, (b) shall use, and shall provide reasonable assistance to COMPANY in using, commercially reasonable efforts to protect the Marks and the goodwill associated therewith in the Territory and (c) shall use commercially reasonable efforts to prevent the importing into or sale in the Territory of any Product not manufactured for distribution or sale or intended to be distributed or sold in the Territory or which is imported or sold by a person or entity not having rights to use the Marks in the Territory, including without limitation commencing and diligently pursuing any action, suit or proceeding necessary or advisable to prevent or terminate the importing or sale of such goods in the Territory. Notwithstanding anything in this Agreement to the contrary, if at any time BRAND OWNER does not take and diligently pursue commercially reasonable action to prevent or terminate the importing or sale of such goods in the Territory (including without limitation commencing and diligently pursuing an action, suit or proceeding), then COMPANY may at BRAND OWNER'S expense take any such action, and BRAND OWNER will on COMPANY'S request reimburse COMPANY for all Losses (as hereinafter defined) relating to or arising therefrom. For purposes of this Agreement, "Losses" means all claims, liabilities, losses, obligations, charges, suits, actions, proceedings, interest, penalties and reasonable costs and expenses associated therewith (including reasonable attorneys' fees, litigation costs, fines penalties and expenses of investigations).

3. Term. The term of this Agreement shall commence on the date first above written and shall continue in effect for a period of 10 years unless terminated earlier in accordance with Section 5 hereof (such period of time the "Term"). BRAND OWNER and COMPANY shall meet annually on or before the anniversary of the Effective Date for each year of the Term for general performance review and planning for the ensuing calendar year.

4. Minimum Purchase Obligations. The COMPANY shall have the following minimum purchase obligations of the Product:

(a) For the first fourteen (14) months of the Term (March 1, 2011 through April 30, 2012), Company agrees to a minimum purchase obligation of eighty thousand (80,000) nine (9) liter cases of the Product consisting of thirty thousand (30,000) 750 milliliter cases, thirty-five thousand (35,000) liter cases, twelve thousand (12,000) 1.75 milliliter cases and three thousand (3,000) 200 milliliter cases (the "First Minimum Purchase Commitment"). The monthly distribution of the First Minimum Purchase Commitment is set forth in Exhibit A.

(b) The minimum purchase obligation for the period commencing on January 1, 2012 and ending on December 31, 2012 shall be one hundred thirteen thousand (113,000) nine (9) liter cases of the Product, subject to adjustment as mutually agreed by the parties (the "Second Minimum Purchase Commitment"). The parties shall make good faith efforts to determine and agree upon the monthly distribution of the Second Minimum Purchase Commitment at least thirty (30) days prior to the beginning of such period. In the event the parties are unable to agree upon such monthly distribution by such date after making good faith efforts, the monthly purchase commitment for each of the prior twelve (12) months shall be increased by the percentage that the Second Minimum Purchase Commitment increased over the First Minimum Purchase Commitment and the result shall be the monthly distribution for the Second Minimum Purchase Commitment.

(c) The minimum purchase obligation for the period commencing on January 1, 2013 and ending on December, 31, 2013 shall be one hundred eighty thousand (180,000) nine (9) liter cases of the Product, subject to adjustment as mutually agreed by the parties (the "Third Minimum Purchase Commitment"). The parties shall make good faith efforts to determine and agree upon the monthly distribution of the Third Minimum Purchase Commitment at least thirty (30) days prior to the beginning of such period. In the event the parties are unable to agree upon such monthly distribution by such date after making good faith efforts, the monthly purchase commitment for each of the prior twelve (12) months shall be increased by the percentage that the Third Minimum Purchase Commitment increased over the Second Minimum Commitment and the result shall be the monthly distribution for the Third Minimum Purchase Commitment.

(d) On or before June 30, 2013, the parties shall make good faith efforts to determine and agree upon the COMPANY'S minimum purchase obligations of the Product for the period commencing on January 1, 2014 and ending on December 31, 2014 and the period commencing on January 1, 2015 and ending on December 31, 2015 (each such minimum purchase obligation an "Annual Minimum Purchase Commitment" and together with the First Minimum Purchase Commitment, the Second Minimum Purchase Commitment, the Third Minimum Purchase Commitment and the minimum purchase commitments set forth in Section 4(e) the "Purchase Commitments") and the monthly distribution of each such Annual Minimum Purchase Commitment. In the event the parties are unable to reach agreement on an Annual Minimum Purchase Commitment by such date after making good faith efforts, the Annual Minimum Purchase Commitment for such period will be the prior twelve months' minimum purchase obligation plus fifteen percent (15%). In the event the parties are unable to reach agreement upon the monthly distribution of an Annual Minimum Commitment by such date after making good faith efforts, the monthly purchase commitment for each of the prior twelve (12) months shall be increased by the percentage that the Annual Minimum Purchase Commitment increased over the minimum purchase obligation for the prior twelve (12) months and the result shall be the monthly distribution for such Annual Minimum Purchase Commitment.

(e) Commencing on or before October 31, 2016 and on or before each October 31st thereafter during the Term (except for the last October 31st of the Term), the parties shall meet and make good faith efforts to determine and agree upon the COMPANY'S minimum purchase obligation of the Product for the upcoming twelve (12) month period commencing May 1st and the monthly distribution of such purchase commitment. In the event the parties are unable to agree upon the minimum purchase obligation for any such twelve (12) month period by the October 31st prior to the start of such twelve (12) month period, COMPANY'S minimum purchase obligation for such period shall be the minimum purchase commitment for the prior twelve months plus ten percent (10%). In the event the parties are unable to reach agreement upon the monthly distribution of the minimum purchase obligation with respect to any such twelve (12) month period, the monthly purchase commitment for each of the twelve (12) months prior to such period shall be increased by the percentage that the minimum purchase obligation increased for the upcoming twelve (12) months increased over the minimum purchase obligation for the previous twelve months and the result shall be the monthly purchase obligation for the upcoming twelve (12) month period.

5. Termination Rights. BRAND OWNER shall have the right to terminate this Agreement for good cause. "Good cause", as used herein, shall include only the following events:

(a) The entry of an order for relief in a Chapter 7 or Chapter 11 bankruptcy proceeding in which COMPANY is a debtor;

(b) The execution by COMPANY of a general assignment for benefit of creditors;

(c) The failure of COMPANY to pay for merchandise in accordance with the provisions of Section 5 hereof provided there is not a bona fide dispute regarding the receipt of such merchandise, the merchantable quality of such merchandise or another matter relating to such payment. BRAND OWNER shall be entitled to terminate the Agreement only after giving COMPANY written notice of COMPANY'S breach of this Section 5(c) and COMPANY'S failure to cure such breach within ten (10) days of receipt of such notice;

(d) Loss or suspension of COMPANY'S state or federal licenses required to import and sell the Products in the Territory as contemplated by this Agreement for a period of more than sixty (60) consecutive days in any 12 consecutive month period; or

(e) During any term of a Purchase Commitment, COMPANY'S actual monthly purchases of Product are less than its required monthly purchases and COMPANY fails to make the requisite number of purchases of Product to bring it within compliance of its required purchases obligation within thirty (30) days of its receipt of written notice of such deficiency from BRAND OWNER.

(f) In the event BRAND OWNER terminates this Agreement pursuant to Section 5(e) above, BRAND OWNER'S sole and exclusive remedy with respect to such failure of COMPANY is to terminate this Agreement pursuant to this Section 5. BRAND OWNER may not sue COMPANY for damages or specific performance for such failure. However, nothing in this Section 5(f) shall be construed to prevent or prevent BRAND OWNER from suing COMPANY for damages or injunctive relief with respect to COMPANY'S breaches of other provisions of this Agreement.

6. Purchase Orders; Payment Terms. COMPANY may submit written or electronic purchase orders (email or facsimile) for Product to BRAND OWNER. BRAND OWNER shall promptly confirm receipt of all purchase orders for Product received from COMPANY. BRAND OWNER will invoice COMPANY promptly upon it receipt of notice of shipment from the distiller. COMPANY shall have seventy (70) days from the shipment date in which to pay BRAND OWNER'S invoices. COMPANY shall pay BRAND OWNER by electronic funds transfer ("EFT"). All EFT's will be initiated by COMPANY and any and all EFT expenses will be paid by COMPANY. BRAND OWNER shall pay or credit to COMPANY'S account within thirty (30) days of approval, all credits, discounts, allowances, incentive payments, bill backs or other reimbursements due COMPANY pursuant to any program to which the parties agree or are otherwise obligated to adhere.

7. Delivery.

(a) Product ordered by the COMPANY under this Agreement shall be delivered F.O.B. the distiller's plant in Poland. COMPANY shall be responsible for picking up Product ordered from the distiller's facility, making all arrangement for the export of the Product out of Poland and the import of the Product into the United States. Risk of loss for the Product shall pass to COMPANY upon COMPAMY or its agents taking possession of the shipment at the distiller's facility.

(b) All Product delivered to COMPANY that are not in compliance with the representations, warranties and requirements specified in this Agreement are in excess of the quantity ordered or are substituted for Products ordered, may be rejected by, and COMPANY shall have the right to return the same as set forth in Section 11(a) hereof.

8. Prices. BRAND OWNER shall sell and COMPANY shall pay for the Products in U.S. dollars at BRAND OWNER'S prices currently in effect at the time COMPANY'S order for purchase is submitted by COMPANY to BRAND OWNER. BRAND OWNER'S current prices as of the Effective Date are set forth in Exhibit B. The prices are exclusive of all applicable taxes imposed on the sale. In no event shall the Product Price for any Product be higher than the lowest prices then charged by BRAND OWNER for such Product to any other wholesale customer. BRAND OWNER reserves the right, after consultation with COMPANY, to change its selling prices to COMPANY from time to time on ninety (90) days prior written notice to COMPANY.

9. Responsibilities and Obligations of COMPANY. COMPANY shall:

(a) Exercise commercially reasonable efforts to import, market, promote and sell, diligently and energetically, the Products at wholesale in the Territory during the Term or any renewal hereof, either directly or through Subdistributors.

(b) Use the Marks only in the manner set forth in the Use Agreement.

(c) Not adopt the name of any of the Products supplied by BRAND OWNER as part of its business or corporate name.

(d) Discontinue the use of the Marks upon termination of the Use Agreement or this Agreement (or non renewal thereof).

(e) Cooperate reasonably, and request the Subdistributors to cooperate reasonably, with BRAND OWNER in originating and implementing sales and marketing programs, policies and practices designed to maximize the sale and marketing of the Products at wholesale in the Territory.

(f) Deliver and request Subdistributors to deliver the Products to retail outlets on a consistent and regular basis and in a timely manner.

(g) Obtain and maintain in good standing all licenses and permits required by applicable laws to perform its obligations under this Agreement (including, but not limited to, managing all state filings and brand registrations in the Territory).

(h) Be responsible for the Subdistributors' performance of their obligations under the Subdistributor Agreements.

(i) Not enter into any Subdistributor Agreement with a Subdistributor without first obtaining the prior written approval of BRAND OWNER and providing BRAND OWNER with a copy of the Subdistributor Agreement to be executed with such Subdistributor, which such Subdistributor Agreement shall contain provisions pursuant to which the Subdistributor agrees to: defend, indemnify and hold harmless BRAND OWNER from acts or omissions of the Subdistributor that are identical to the acts or omissions for which COMPANY must indemnify BRAND OWNER under this Agreement; be bound by the terms and conditions of the Use Agreement applicable to BRAND OWNER; procure the same insurance coverage as required of COMPANY under this Agreement and naming BRAND OWNER as an additional insured under such policy; not appoint any Subdistributor; the automatic assignment of the Subdistributor Agreement to BRAND OWNER in the event this Agreement is terminated; and agrees to the other applicable obligations of COMPANY under this Agreement.

(j) Prior to the end of a calendar quarter, provide BRAND OWNER with an irrevocable purchase order for the purchase of Products by COMPANY and its Subdistributors for the next calendar quarter.

(k) Meet or exceed the Purchase Commitments through purchases of the Products by it and its Subdistributors.

(l) Comply with all laws and regulations applicable to its performance under this Agreement and the Use Agreement.

(m) Assume and discharge all of BRAND OWNER'S rights and obligations under the Exclusive Distribution Agreement by and between BRAND OWNER and Premier Beverage Company dated December 1, 2010 (the "Premier Agreement") and indemnify, defend and hold harmless BRAND OWNER harmless from all such obligations.

10. Responsibilities and Obligations of BRAND OWNER. BRAND OWNER shall:

(a) Provide cooperation and assistance to COMPANY as reasonably requested with respect to the sale, promotion, marketing and distribution of the Product.

(b) Supply COMPANY with sufficient quantities of the Products on a timely basis.

(c) Supply COMPANY with Product that is of merchantable quality.

(d) Obtain and maintain in good standing all licenses and permits required by applicable laws to perform its obligations under this Agreement.

11. Warranties; Indemnification; Insurance; Authority.

(a) Warranties by BRAND OWNER to COMPANY.

(i) BRAND OWNER hereby warrants and represents that all Products shall be merchantable and fit and suitable for their intended use, shall be of at least the same premium quality as products currently in existence, and shall not be defectively packaged, bottled or labeled. In addition BRAND OWNER warrants and represents that all Product shall comply in all respects with all applicable laws and regulations. Without limiting the foregoing, all Product shall be packaged, bottled and labeled in accordance with all applicable municipal, state and federal laws and regulations. In the event any Product is received by COMPANY that does not comply with the provisions of this Section 11, COMPANY shall have the right to return such Product to BRAND OWNER or, with prior written permission of BRAND OWNER to destroy such Product. In either event, BRAND OWNER shall fully reimburse COMPANY for the price paid by Company for such Products, freight, any federal and/or state excise taxes paid by COMPANY and the cost incurred by COMPANY to destroy or return such products to BRAND OWNER. In addition, BRAND OWNER warrants and represents that the BRAND OWNER has no contracts or agreements, oral, written or implied at law, with which this Agreement would conflict or interfere.

(ii) BRAND OWNER has all authority to perform its obligations arising under this Agreement and comply with the terms of this Agreement.

(iii) BRAND OWNER owns all intellectual property rights relating to the Products, including all trademarks, copyrights, trade names, brand names, names and graphic designs that identify the Products in the trade (collectively, the "Marks") necessary for the sale of the Products, has the right to license the use of the Marks to COMPANY, and the use of such intellectual property in connection with the sale of the Products by COMPANY or the Subdistributors will not subject COMPANY or any Subdistributor to any infringement claim.

(iv) BRAND OWNER has the right, power and authority to grant to COMPANY the sole and exclusive right to purchase and to import, market, sell and distribute at wholesale the Products in the Territory, and, except for the Premier Agreement, which such agreement is being assumed and discharged by COMPANY hereunder, no person or entity has or will have any right, title, interest, encumbrance or claim in or to any distribution rights with respect to, or to be a wholesale distributor of, any of the Products in the Territory, whether as a subdistributor or otherwise, except for the Subdistributors pursuant to the Subdistribution Agreements.

(b) Indemnification.

(i) By BRAND OWNER. BRAND OWNER shall indemnify, defend and shall hold COMPANY, its affiliates, the Subdistributors and their respective shareholders, members, officers, employees, affiliates, successors and assigns (COMPANY, the Subdistributors and each such person or entity being referred to herein as a "COMPANY Indemnified Party") harmless from and against any and all Losses, arising from or otherwise connected with (a) the Products (including, without limitation, product liability) or the Marks,

(b) the breach of any of BRAND OWNER'S representations, warranties or obligations set forth in this Agreement, including but not limited to the warranties and representations set forth in sub-section (a) of this Section 11, (c) and any injury, harm, damage or death to person or property as a result of consumption of Products; except to the extent any such Loss was as the result of an act or omission of the Company or any of its Subdistributors.

(ii) By COMPANY. COMPANY shall indemnify, defend and hold BRAND OWNER and its affiliates and their respective members, officers, employees, successors and assigns (each a "BRAND OWNER Indemnified Party") harmless from any and all Losses, whether by injury to person, business or otherwise, arising from or otherwise connected with (a) COMPANY'S or any Subdistributor's improper use or handling of the Products or the Marks, or (b) the breach of any of COMPANY's representations, warranties or obligations set forth in this Agreement or the Use Agreement, including but not limited to the warranties and representations set forth in sub-section11(d).

(iii) The parties to be indemnified under Subsections 11(b)(i) or (ii) shall promptly notify the indemnifying party under these Subsections of any and all Losses or alleged Losses in writing and shall make formal written demand upon the indemnifying party for defense and indemnification; provided, however, that the failure to notify shall only relieve the indemnifying party from any indemnification obligation that could have been avoided had the indemnified parties provided prompt notice of the Loss. Following such notification, the indemnifying party shall assume the defense of such action, suit or proceeding (and the costs related thereto). Nothing set forth herein shall preclude any indemnified party from retaining its own counsel and participating in the defense of any action, suit or proceeding at its own expense. The indemnifying party agrees that it will not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which indemnification is sought hereunder unless such settlement, compromise or judgment (A) includes a provision unconditionally releasing the indemnified parties from and against all liability in respect of all claims by any releasing party, (B) imposes no obligation other than the payment of money by any indemnified party and (C) does not provide for injunctive or other equitable relief against or any admission of guilt or wrongdoing by any indemnified party.

(c) Insurance. BRAND OWNER shall have and shall continue to maintain in full force and effect during the Term and any renewal hereof policies of general liability insurance (including product liability) providing coverage in the amount not less than $5,000,000 in the aggregate and $1,000,000 per occurrence. BRAND OWNER agrees to provide COMPANY with proof of such insurance coverage upon request by COMPANY. COMPANY shall have and shall continue to maintain in full force and effect during the Term and any renewal hereof policies of general liability insurance (including product liability) providing coverage in the amount not less than $5,000,000 in the aggregate and $1,000,000 per occurrence. COMPANY agrees to provide BRAND OWNER with proof of such insurance coverage upon request by COMPANY.

(d) Authority. Each of BRAND OWNER and COMPANY warrants and represents that: the individual executing this Agreement on behalf of BRAND OWNER has full power and authority to do so; once fully executed, this Agreement shall be binding and

enforceable upon it in accordance with its terms; and the execution, delivery and performance by it of this Agreement do not and will not (i) violate any provision of its articles of formation; (ii) conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation or acceleration (whether after the filing of notice or the lapse of time or both) of any right or obligation of it under, any agreement, contract, lease, sublease, arrangement, commitment or license to which it is a party or bound or to which it any of its assets is subject; or (iii) violate or result in a breach of or constitute a default under and law or other restriction of any governmental entity to which it or its assets is subject or bound.

12. Attorney's Fees. In the event a dispute arises between COMPANY and BRAND OWNER the prevailing party shall recover, in addition to damages and other relief, any and all out-of-pocket attorneys' fees reasonably incurred in connection with the prosecution or defense of such dispute together with all costs of the dispute, (whether taxable or not) actually incurred by said prevailing party. The court shall determine who is the prevailing party and shall determine the amount of fees and costs to be awarded to such party.

13. Choice of Law. COMPANY and BRAND OWNER hereby agree that any and all issues of law associated with, connected to, or otherwise related to this Agreement and the relations of the parties, shall be governed and determined by New York law without reference to principles of conflicts of law that would require the application of the law of any other jurisdiction.

14. Notices. All notices or communications required or permitted under this Agreement shall be in writing and shall be personally delivered, delivered prepaid by overnight courier with a reliable delivery tracking system or sent by prepaid, certified or registered mail.

Notices or communications sent to COMPANY shall be addressed as follows until COMPANY otherwise notifies BRAND OWNER:

Ms. Allison Domeneghetti
DOMAINE SELECT WINE ESTATES LLC
~~575 Eighth Avenue~~ 105 Madison Ave 13th Fl.
New York, NY 10016

With a copy to:

Arlyn B. Miller, Esq.
The Charmer Sunbelt Group
60 East 42nd
Suite 1915
New York, NY 10165

Notices or communications sent to BRAND OWNER shall be addressed as follows until BRAND OWNER otherwise notifies COMPANY:

James Dale
WODKA LLC

234 5th Avenue
New York, NY 10001

With a copy to:

Agata Podedworny
337 Adelphi Street
Brooklyn, NY 11238

15. Binding on Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties' successors in interest. As used herein, "successors in interest" means and includes any person or entity which succeeds to the business or assets of either COMPANY or BRAND OWNER, as well as any person or entity which acquires an interest in the Marks or in the Products themselves. The parties hereby agree that the Products and the Marks are unique and that it would be difficult, if not impossible, to ascertain the damages that would occur in the event of the use of the Marks by COMPANY other than as permitted by this Agreement, and to that end the parties agree that the provisions of this Agreement relating to the Marks may be specifically enforced in the event of a breach or threatened breach thereof. The parties further agree that the provisions of this Section 15 are an integral part of the consideration given for this Agreement and are not a mere recital.

16. Severability. Any provision of this Agreement determined to be invalid shall in no way affect the remaining provisions hereof.

17. Waiver. A waiver by either party of any of the terms and conditions of this Agreement in any instance must be in writing and shall not be deemed or construed to be a waiver of such term or condition in the future. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking or obligations or agreement of either party.

18. Assignment. This Agreement shall not be assigned by either party in whole or in part, by operation of law or otherwise, without the prior express written consent of the other party.

19. Consent of Parties. Whenever consent or approval of either party is required, except as otherwise expressly provided in this Agreement, that party shall not unreasonably withhold or unreasonably delay such consent or approval.

20. Integration Clause. This Agreement and the Use Agreement state and contain the full, complete and entire agreement, understanding, and contract of COMPANY and BRAND OWNER with respect to the subject matter hereof. This Agreement and the Use Agreement supersedes any and all prior agreements, understandings or contracts, whether oral or written.

21. Modification. This Agreement may only be amended or modified by a subsequent written document entitled "Modification to Exclusive Distribution Agreement" duly subscribed by both COMPANY and BRAND OWNER. No other purported amendment or modification shall be effective.

22. Binding Agreement. This Agreement shall not be binding upon either party unless and until executed by a duly authorized officer and/or managing agent of COMPANY and of BRAND OWNER.

23. Payment Upon Transfer of Brand. If at any time during the Term BRAND OWNER (a) directly or indirectly transfers to a third party its rights of ownership of the Przedsiębiorstwo Polmos Białystok Wódka [Vodka] trademark, whether by asset or equity sale or merger, and such third party does not assume and agree to discharge BRAND OWNER'S obligations hereunder (including BRAND OWNER'S obligations under this Section 23) in writing, or (b) terminates this Agreement other than in accordance with Section 5 hereof, then BRAND OWNER shall pay COMPANY an amount equal to the trailing 12 months' gross profits of the Products (expressed as gross profit per case), from the date of notice of termination or the effective date of termination, whichever is greater, times two (the "Termination Fee"). The parties agree that (i) the Termination Payment does not constitute a penalty, but instead is fair, reasonable and equitable compensation for the damages COMPANY would incur in the event of any such termination, and is consistent with industry standards, and (ii) payment of such amounts with respect to the Products shall be in full and complete satisfaction of all claims and damages of COMPANY arising from any such termination. BRAND OWNER shall pay the Termination FEE to COMPANY within thirty (30) days following the effective date of the transfer of the trademark or the termination, as applicable.

24. Independent Contractor Status. COMPANY'S status hereunder shall at all times be that of an independent contractor. Nothing in this Agreement is intended, nor shall it be construed, to (i) make BRAND OWNER and COMPANY partners or joint venturers nor grant a right in or to any business activity or investments of or to the income or proceeds disbursed therefrom, or (ii) create a relationship between BRAND OWNER and COMPANY of principal and agent, employer and employee or franchisor and franchisee.

25. Limitation of Liability. Notwithstanding anything to the contrary contained herein, neither party shall be liable to the other party for any consequential, indirect, incidental; damages (including, but not limited to, lost profits, lost revenue or loss of business opportunity or economic advantage), whether or not the other party was aware or should have been aware of the possibility of such damages, or punitive, special, exemplary or other damages that are not direct damages.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

DOMAINE SELECT WINE ESTATES LLC

By: ______________________________
Name: Allison Domeneghetti
Title: C.O.O.

WODKA LLC

By: ______________________________
Name: James Dale
Title: Manager

EXHIBIT A

PURCHASE COMMITMENTS

March 1, 2011 to April 30, 2012	80,000 nine (9) liter cases
May 1, 2012 to April 30, 2013	144,000 nine (9) liter cases
May 1, 2013 to April 30, 2014	189,000 nine (9) liter cases
May 1, 2014 to April 30, 2015	TBD on or before April 1, 2012
May 1, 2015 to April 30, 2016	TBD on or before April 1, 2012

MONTHLY DISTRIBUTION
OF
FIRST MINIMUM PURCHASE COMMITMENT

Month	9 Liter Cases
March 2011	3,465
April 2011	4,464
May 2011	5,465
June 2011	6,464
July 2011	4,465
August 2011	4,464
September 2011	6,965
October 2011	7,464
November 2011	7,964
December 2011	6,965
January 2012	3,642
February 2012	4,465
March 2012	6,874
April 2012	6,874
Total	**80,000**

EXHIBIT A 2012

PURCHASE COMMITMENTS

March 1, 2011 to December 31, 2011	80,000 nine (9) liter cases
January 1, 2012 to December 31, 2012	113,000 nine (9) liter cases
January 1, 2012 to December 31, 2012	189,000 nine (9) liter cases
January 1, 2012 to December 31, 2012	TBD on or before October 31, 2012
January 1, 2012 to December 31, 2012	TBD on or before October 31, 2012

MONTHLY DISTRIBUTION
OF
SECOND MINIMUM PURCHASE COMMITMENT

Month	9 Liter Cases
January 2012	
February 2012	
March 2012	
April 2012	4,500
May 2012	5,500
June 2012	5,500
July 2012	10,000
August 2012	10,000
September 2012	12,000
October 2012	12,000
November 2012	12,000
December 2012	12,000
Total	**113,000 ****

**** 10,000 cases guaranteed by Wodka for Florida purchases**

****At the start of Q4 we will review Alchemia numbers and if DSWE purchases will be 2000 cases for 2012 of Alchemia, then DSWE will receive a credit on the Wodka Purchase Commitment of 8000 cases.**

****At the start of Q4 we will review Alchemia numbers and if DSWE purchases will be 2000 cases for 2012 of Alchemia, then DSWE will receive a credit on the Wodka Purchase Commitment of 8000 cases.**

EXHIBIT B

Product Pricing

200 ml – US$0.57

750 ml – US$1.80

1 Liter – US$1.90

1.75 ml – US$3.70

Product Pricing – Effective August 1, 2011

200 ml – US$0.57

750 ml – US$1.90

1 Liter – US$2.00

1.75 ml – US$3.75

Product Pricing – Effective August 1, 2012

200 ml – US$0.57

750 ml – US$1.95

1 Liter – US$2.05

1.75 ml – US$3.75

***These prices exclude any payment due for Federal Excise Taxes and Ocean Freight.**

EXHIBIT C

Trademark Use Agreement

[Attached]

TRADEMARK USE AGREEMENT

This Trademark Use Agreement ("Agreement") is made March 1, 2011 (the "Effective Date") by and between Wodka LLC ("Licensor"), a New York limited liability company, and Domaine Select Wine Estates LLC ("Licensee"), a Delaware limited liability company.

WHEREAS, contemporaneously with the execution of this Agreement, Licensor and Licensee have entered into an agreement (the "Importer and Distributor Agreement") pursuant to which Licensee is an authorized and exclusive importer and distributor of Products; and

WHEREAS, Licensee desires to use Licensor's name, trademarks, service marks, trade dress, trade names, logos, designs, markings, symbols or other distinguishing characteristics registered or used by Licensor in connection with the Products (collectively, the "Marks"), and Licensor is agreeable to Licensee's use of the Marks, all subject to, and in accordance with, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the respective promises, agreements, obligations and covenants contained herein, the parties agree as follows.

1. Acknowledgements. Licensee acknowledges and agrees that (a) it has entered into the Importer and Distributor Agreement with Licensor to import, market, promote and sell the Products; (b) that any breach of the Importer and Distributor Agreement shall constitute an immediate breach of this Agreement; and (c) any termination of the Importer and Distributor Agreement shall constitute an immediate termination of this Agreement.

2. License. Licensor hereby grants Licensee a personal, revocable, exclusive only with respect to the Territory, royalty-free license to use and reproduce the Marks on marketing and promotional materials and on the Internet. This license is granted solely in conjunction with the promotion and marketing of the Products. Licensor further grants Licensee a license to provide a hyperlink on its website to any webpage on the website of Licensor. This Agreement shall run concurrently with the term of the Importer and Distributor Agreement. This Agreement is not assignable except to approved Subdistributors and, except for the foregoing, Licensee may not grant any sub-licenses of its rights provided herein.

3. Prior Approval of Usage. Licensee must obtain Licensor's written approval prior to Licensee's use of any of the Marks. Licensee agrees to use the Marks exactly as approved. Licensee need not obtain Licensor's prior approval for subsequent use of the Marks in any manner previously approved by Licensor. Licensee may not modify the Marks or use any typeface other than that approved by Licensor. Failure to display the Marks as indicated herein shall result in immediate cancellation of the license and termination of this Agreement. Any use of the Marks which is not authorized herein or by an authorized representative of Licensor is strictly prohibited. Any failure by Licensor to exercise its right to cancel the license or terminate this Agreement shall not constitute a waiver of Licensor's rights under this paragraph.

4. Ownership of Marks. Licensee agrees that nothing contained in this Agreement is intended as an assignment or grant to the Licensee of any right, title or interest in or to Marks or

the goodwill attached thereto and that this Agreement does not convey the right to grant sublicenses and is not assignable. Licensee does not have the right to register the name or Marks or any other mark owned by Licensor as a domain name, corporate or trade name, trademark or service mark. Licensee further recognizes that all use of the Marks by Licensee shall inure to the benefit of, and be on behalf of Licensor. Licensee recognizes the validity of, and will do nothing inconsistent with, or which would negatively affect, Licensor's ownership of the Marks or the goodwill represented thereby. Licensee acknowledges and agrees that Licensor will have the sole right to engage in infringement or unfair competition proceedings involving the name or Marks. Licensor reserves the right to designate transitional or new Marks upon thirty (30) days written notice to Licensee.

5. Termination. Either party may terminate this Agreement upon thirty (30) days written notice. Upon the termination of this Agreement for any reason, Licensee shall cease all use of the Marks, destroy all written materials containing any of the Marks, remove all Marks from its website and eliminate all hyperlinks to the website of Licensor.

6. Choice of Law; Venue. This Agreement shall be governed by the laws of the United States and the State of Florida, without regard to its conflict of laws provisions. The parties agree that any litigation related to, arising out of, or concerning this Agreement shall be brought in the federal or state courts located in Florida, Florida and the parties irrevocably consent to jurisdiction in such courts and waive the defense of *forum non conveniens*.

7. Indemnification. Licensee agrees to defend, indemnify and hold Licensor and its affiliates and their directors, officers and employees harmless from and against any use of the Marks by Licensor that is not in conformance with the terms and conditions of this Agreement.

8. Severability. If for any reason a court of competent jurisdiction finds any provision, or portion thereof, to be unenforceable, the remainder of this Agreement shall continue in full force and effect

9. Merger; Amendment. This Agreement constitutes the entire agreement between the Parties with respect to the use of the Marks and supersedes all prior or contemporaneous understandings regarding such subject matter. No amendment to or modification of this Agreement will be binding unless such amendment is set forth in a writing signed by the parties.

10. Notices. Any notices required to be sent hereunder shall be deemed given when delivered in person; by overnight courier with a reputable delivery tracking system, prepaid; or by registered or certified mail return receipt requested, prepaid to the following address of the party to be notified:

If to Licensee:

Allison Domeneghetti
C.O.O.
Domaine Select Wine Estates LLC
575 Eighth Avenue
New York, NY 10018

With a copy to:

Arlyn B. Miller, Esq.
The Charmer Sunbelt Group
60 East 42nd
Suite 1915
New York, NY 10165

If to Licensor:

James Dale
Manager
Wodka LLC
234 5th Avenue
New York, NY 10001

With a copy to:

Agata Podedworny
337 Adelphi Street
Brooklyn, NY 11238

or to such other address as a party may designate by notice given in the manner specified in this paragraph.

11. Counterparts; Facsimile Signatures. The parties agree that this Agreement may be signed in counterparts and by facsimile signatures, each of which shall be deemed an original and all of which shall constitute a single instrument.

12. Definitions. Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Importer and Distributor Agreement.

[SIGNATURE PAGE FOLLOWS]

The parties, intending to be bound, execute and deliver this Agreement as of the Effective Date.

WODKA LLC	**DOMAINE SELECT WINE ESTATES LLC**
By: ______________________	By: ______________________
James Dale	Allison Domeneghetti
Title: Manager	Title: C.O.O.

If to Licensee:

Allison Domeneghetti
C.O.O.
Domaine Select Wine Estates LLC
105 Madison Avenue
13th Floor
New York, NY 10016

With a copy to:

Arlyn B. Miller, Esq.
The Charmer Sunbelt Group
60 East 42nd
Suite 1915
New York, NY 10165

If to Licensor:

James Dale
Manager
Wodka LLC
234 5th Avenue
New York, NY 10001

With a copy to:

Agata Podedworny
337 Adelphi Street
Brooklyn, NY 11238

or to such other address as a party may designate by notice given in the manner specified in this paragraph.

11. Counterparts; Facsimile Signatures. The parties agree that this Agreement may be signed in counterparts and by facsimile signatures, each of which shall be deemed an original and all of which shall constitute a single instrument.

12. Definitions. Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Importer and Distributor Agreement.

[SIGNATURE PAGE FOLLOWS]

EXCLUSIVE IMPORTER AND DISTRIBUTOR AGREEMENT
(AMENDED and RESTATED JUNE 20, 2012)

This Exclusive Importer and Distributor Agreement ("Agreement") is entered into as of March 1, 2011 (the "Effective Date") by and between DOMAINE SELECT WINE ESTATES LLC (hereinafter referred to as "COMPANY"), located at 105 Madison Avenue, 13th Floor, New York, New York 10016, and WODKA LLC (hereinafter referred to as "BRAND OWNER"), with its principal place of business located at 234 5th Avenue, Suite 415, New York, New York 10001.

RECITALS:

WHEREAS, BRAND OWNER is the registered owner of the Przedsiębiorstwo Polmos Białystok Wódka [Vodka] brand of vodka (the "Product") and has the exclusive right to import and distribute the Product world-wide and to appoint others to import and distribute the Product; and

WHEREAS, COMPANY is a wholesale distributor of alcoholic beverage products and desires to become the exclusive importer and distributor of the Product for the fifty states of the United States of America (the "Territory"), pursuant to the terms and conditions as set forth in this Agreement; and

WHEREAS, BRAND OWNER desires that COMPANY serve as the exclusive importer and wholesale distributor of the Product in the Territory pursuant to the terms and conditions set forth in this Agreement; and

WHEREAS, both BRAND OWNER and COMPANY mutually desire that this relationship be a long-term relationship and recognize that COMPANY will make continual investments to merchandise and to create and maintain awareness of the Product in the Territory, to open and maintain retail distribution outlets for the Product, and to perform a wide range of services as hereafter described; and,

WHEREAS, COMPANY and BRAND OWNER mutually desire to confirm and to memorialize their complete, entire and full agreement and understanding into this Agreement.

NOW, THEREFORE, BRAND OWNER and COMPANY hereby agree as follows:

1. Grant of Exclusive Importer Distributor Rights.

(a) Subject to the terms and conditions of this Agreement, (i) BRAND OWNER hereby grants to COMPANY the exclusive right to import and distribute the Product within the Territory; (ii) COMPANY hereby accepts the grant of exclusive importation and distribution rights from BRAND OWNER as set forth in this Agreement and (iii) and Company agrees to devote sufficient resources and personnel to the importing, marketing and distribution of the Products in the Territory so as to use commercially reasonable efforts to maximize the sale and distribution of the Product as more fully set forth in Section 10 hereof. BRAND OWNER

or sell the Product at wholesale in all states and counties throughout the Territory and that the parties contemplate that the COMPANY will enter into subdistribution agreements (collectively "Subdistribution Agreements") with third parties (each a "Subdistributor") to market, distribute and sell Products at wholesale within the Territory at COMPANY'S sole discretion, provided said agreements are consistent with the provisions of this Agreement and applicable law. Subject to the provisions of Section 9 of this Agreement, COMPANY is hereby granted the sole decision to increase or decrease the number of Subdistribution Agreements into which it enters at its discretion.

(b) Contemporaneously with the execution of this Agreement, BRAND OWNER and COMPANY shall execute and deliver the Trademark Use Agreement ("Use Agreement") attached hereto as Exhibit C governing COMPANY'S use of BRAND OWNER's Marks (as defined in the Use Agreement), COMPANY agrees that any breach of the Use Agreement shall constitute an immediate breach of this Agreement.

(c) BRAND OWNER acknowledges that COMPANY is currently, and will be in the future, engaged in the business of marketing, selling, promoting and distributing certain wine and spirits and other alcoholic and non-alcoholic beverage products, some of which may be competitive with the Products. As such, it is specifically understood and agreed that such activities shall not be deemed improper or violative of any of COMPANY'S obligations hereunder or under applicable law.

(d) BRAND OWNER shall sell to COMPANY and COMPANY shall purchase and import from BRAND OWNER from time to time COMPANY'S requirements (including, Company's minimum purchase commitment set forth in Exhibit C) for orders of the Product pursuant to purchase orders provided by COMPANY to BRAND OWNER.

(e) BRAND OWNER shall use commercially reasonable efforts to accept and fulfill COMPANY'S requirements for orders as promptly as practicable, subject to delays caused by transportation conditions, labor or material shortages, strikes, riots, fires, wars, government intervention or other causes beyond BRAND OWNER'S control. In all cases, BRAND OWNER will use all commercially reasonable efforts to advise COMPANY in advance of any inability to make full and timely delivery of any purchase orders.

(f) In the event of a shortage of the Products, BRAND OWNER will apportion the Products fairly and equitably among its distributors, including COMPANY, such that COMPANY will be allocated a percentage of its requirements for the Products not less than the percentage of any other distributor's requirements allocated to such other distributor; provided, however, that in such event, COMPANY may purchase Products from any such other distributor.

2. <u>No Direct Sales by BRAND OWNER.</u> BRAND OWNER hereby represents, covenants and warrants that it shall not, and shall not authorize or permit any third party to, directly or indirectly, import, sell or distribute any of the Products to any retailer located anywhere within the Territory during the Term or any renewal hereof. Without limiting the foregoing or any other provision of this Agreement, BRAND OWNER (a) shall not sell any Products to any person or entity (other than COMPANY or a Subdistributor) that BRAND

OWNER has reason to expect to sell such Products in the Territory, (b) shall use, and shall provide reasonable assistance to COMPANY in using, commercially reasonable efforts to protect the Marks and the goodwill associated therewith in the Territory and (c) shall use commercially reasonable efforts to prevent the importing into or sale in the Territory of any Product not manufactured for distribution or sale or intended to be distributed or sold in the Territory or which is imported or sold by a person or entity not having rights to use the Marks in the Territory, including without limitation commencing and diligently pursuing any action, suit or proceeding necessary or advisable to prevent or terminate the importing or sale of such goods in the Territory. Notwithstanding anything in this Agreement to the contrary, if at any time BRAND OWNER does not take and diligently pursue commercially reasonable action to prevent or terminate the importing or sale of such goods in the Territory (including without limitation commencing and diligently pursuing an action, suit or proceeding), then COMPANY may at BRAND OWNER'S expense take any such action, and BRAND OWNER will on COMPANY'S request reimburse COMPANY for all Losses (as hereinafter defined) relating to or arising therefrom. For purposes of this Agreement, "Losses" means all claims, liabilities, losses, obligations, charges, suits, actions, proceedings, interest, penalties and reasonable costs and expenses associated therewith (including reasonable attorneys' fees, litigation costs, fines penalties and expenses of investigations).

3. Term. The term of this Agreement shall commence on the date first above written and shall continue in effect for a period of 10 years unless terminated earlier in accordance with Section 5 hereof (such period of time the "Term"). BRAND OWNER and COMPANY shall meet annually on or before the anniversary of the Effective Date for each year of the Term for general performance review and planning for the ensuing calendar year.

4. Minimum Purchase Obligations. The COMPANY shall have the following minimum purchase obligations of the Product:

(a) For the first fourteen (14) months of the Term (March 1, 2011 through April 30, 2012), Company agrees to a minimum purchase obligation of eighty thousand (80,000) nine (9) liter cases of the Product consisting of thirty thousand (30,000) 750 milliliter cases, thirty-five thousand (35,000) liter cases, twelve thousand (12,000) 1.75 milliliter cases and three thousand (3,000) 200 milliliter cases (the "First Minimum Purchase Commitment"). The monthly distribution of the First Minimum Purchase Commitment is set forth in Exhibit A.

(b) The minimum purchase obligation for the period commencing on January 1, 2012 and ending on December 31, 2012 shall be one hundred thirteen thousand (113,000) nine (9) liter cases of the Product, subject to adjustment as mutually agreed by the parties (the "Second Minimum Purchase Commitment"). The parties shall make good faith efforts to determine and agree upon the monthly distribution of the Second Minimum Purchase Commitment at least thirty (30) days prior to the beginning of such period. In the event the parties are unable to agree upon such monthly distribution by such date after making good faith efforts, the monthly purchase commitment for each of the prior twelve (12) months shall be increased by the percentage that the Second Minimum Purchase Commitment increased over the First Minimum Purchase Commitment and the result shall be the monthly distribution for the Second Minimum Purchase Commitment.

(c) The minimum purchase obligation for the period commencing on January 1, 2013 and ending on December, 31, 2013 shall be one hundred eighty thousand (180,000) nine (9) liter cases of the Product, subject to adjustment as mutually agreed by the parties (the "Third Minimum Purchase Commitment"). The parties shall make good faith efforts to determine and agree upon the monthly distribution of the Third Minimum Purchase Commitment at least thirty (30) days prior to the beginning of such period. In the event the parties are unable to agree upon such monthly distribution by such date after making good faith efforts, the monthly purchase commitment for each of the prior twelve (12) months shall be increased by the percentage that the Third Minimum Purchase Commitment increased over the Second Minimum Commitment and the result shall be the monthly distribution for the Third Minimum Purchase Commitment.

(d) On or before June 30, 2013, the parties shall make good faith efforts to determine and agree upon the COMPANY'S minimum purchase obligations of the Product for the period commencing on January 1, 2014 and ending on December 31, 2014 and the period commencing on January 1, 2015 and ending on December 31, 2015 (each such minimum purchase obligation an "Annual Minimum Purchase Commitment" and together with the First Minimum Purchase Commitment, the Second Minimum Purchase Commitment, the Third Minimum Purchase Commitment and the minimum purchase commitments set forth in Section 4(e) the "Purchase Commitments") and the monthly distribution of each such Annual Minimum Purchase Commitment. In the event the parties are unable to reach agreement on an Annual Minimum Purchase Commitment by such date after making good faith efforts, the Annual Minimum Purchase Commitment for such period will be the prior twelve months' minimum purchase obligation plus fifteen percent (15%). In the event the parties are unable to reach agreement upon the monthly distribution of an Annual Minimum Commitment by such date after making good faith efforts, the monthly purchase commitment for each of the prior twelve (12) months shall be increased by the percentage that the Annual Minimum Purchase Commitment increased over the minimum purchase obligation for the prior twelve (12) months and the result shall be the monthly distribution for such Annual Minimum Purchase Commitment.

(e) Commencing on or before October 31, 2016 and on or before each October 31st thereafter during the Term (except for the last October 31st of the Term), the parties shall meet and make good faith efforts to determine and agree upon the COMPANY'S minimum purchase obligation of the Product for the upcoming twelve (12) month period commencing May 1st and the monthly distribution of such purchase commitment. In the event the parties are unable to agree upon the minimum purchase obligation for any such twelve (12) month period by the October 31st prior to the start of such twelve (12) month period, COMPANY'S minimum purchase obligation for such period shall be the minimum purchase commitment for the prior twelve months plus ten percent (10%). In the event the parties are unable to reach agreement upon the monthly distribution of the minimum purchase obligation with respect to any such twelve (12) month period, the monthly purchase commitment for each of the twelve (12) months prior to such period shall be increased by the percentage that the minimum purchase obligation increased for the upcoming twelve (12) months increased over the minimum purchase obligation for the previous twelve months and the result shall be the monthly purchase obligation for the upcoming twelve (12) month period.

5. Termination Rights. BRAND OWNER shall have the right to terminate this Agreement for good cause. "Good cause", as used herein, shall include only the following events:

(a) The entry of an order for relief in a Chapter 7 or Chapter 11 bankruptcy proceeding in which COMPANY is a debtor;

(b) The execution by COMPANY of a general assignment for benefit of creditors;

(c) The failure of COMPANY to pay for merchandise in accordance with the provisions of Section 5 hereof provided there is not a bona fide dispute regarding the receipt of such merchandise, the merchantable quality of such merchandise or another matter relating to such payment. BRAND OWNER shall be entitled to terminate the Agreement only after giving COMPANY written notice of COMPANY'S breach of this Section 5(c) and COMPANY'S failure to cure such breach within ten (10) days of receipt of such notice;

(d) Loss or suspension of COMPANY'S state or federal licenses required to import and sell the Products in the Territory as contemplated by this Agreement for a period of more than sixty (60) consecutive days in any 12 consecutive month period; or

(e) During any term of a Purchase Commitment, COMPANY'S actual monthly purchases of Product are less than its required monthly purchases and COMPANY fails to make the requisite number of purchases of Product to bring it within compliance of its required purchases obligation within thirty (30) days of its receipt of written notice of such deficiency from BRAND OWNER.

(f) In the event BRAND OWNER terminates this Agreement pursuant to Section 5(e) above, BRAND OWNER'S sole and exclusive remedy with respect to such failure of COMPANY is to terminate this Agreement pursuant to this Section 5. BRAND OWNER may not sue COMPANY for damages or specific performance for such failure. However, nothing in this Section 5(f) shall be construed to prevent or prevent BRAND OWNER from suing COMPANY for damages or injunctive relief with respect to COMPANY'S breaches of other provisions of this Agreement.

6. Purchase Orders; Payment Terms. COMPANY may submit written or electronic purchase orders (email or facsimile) for Product to BRAND OWNER. BRAND OWNER shall promptly confirm receipt of all purchase orders for Product received from COMPANY. BRAND OWNER will invoice COMPANY promptly upon it receipt of notice of shipment from the distiller. COMPANY shall have seventy (70) days from the shipment date in which to pay BRAND OWNER'S invoices. COMPANY shall pay BRAND OWNER by electronic funds transfer ("EFT"). All EFT's will be initiated by COMPANY and any and all EFT expenses will be paid by COMPANY. BRAND OWNER shall pay or credit to COMPANY'S account within thirty (30) days of approval, all credits, discounts, allowances, incentive payments, bill backs or other reimbursements due COMPANY pursuant to any program to which the parties agree or are otherwise obligated to adhere.

7. Delivery.

(a) Product ordered by the COMPANY under this Agreement shall be delivered F.O.B. the distiller's plant in Poland. COMPANY shall be responsible for picking up Product ordered from the distiller's facility, making all arrangement for the export of the Product out of Poland and the import of the Product into the United States. Risk of loss for the Product shall pass to COMPANY upon COMPAMY or its agents taking possession of the shipment at the distiller's facility.

(b) All Product delivered to COMPANY that are not in compliance with the representations, warranties and requirements specified in this Agreement are in excess of the quantity ordered or are substituted for Products ordered, may be rejected by, and COMPANY shall have the right to return the same as set forth in Section 11(a) hereof.

8. Prices. BRAND OWNER shall sell and COMPANY shall pay for the Products in U.S. dollars at BRAND OWNER'S prices currently in effect at the time COMPANY'S order for purchase is submitted by COMPANY to BRAND OWNER. BRAND OWNER'S current prices as of the Effective Date are set forth in Exhibit B. The prices are exclusive of all applicable taxes imposed on the sale. In no event shall the Product Price for any Product be higher than the lowest prices then charged by BRAND OWNER for such Product to any other wholesale customer. BRAND OWNER reserves the right, after consultation with COMPANY, to change its selling prices to COMPANY from time to time on ninety (90) days prior written notice to COMPANY.

9. Responsibilities and Obligations of COMPANY. COMPANY shall:

(a) Exercise commercially reasonable efforts to import, market, promote and sell, diligently and energetically, the Products at wholesale in the Territory during the Term or any renewal hereof, either directly or through Subdistributors.

(b) Use the Marks only in the manner set forth in the Use Agreement.

(c) Not adopt the name of any of the Products supplied by BRAND OWNER as part of its business or corporate name.

(d) Discontinue the use of the Marks upon termination of the Use Agreement or this Agreement (or non renewal thereof).

(e) Cooperate reasonably, and request the Subdistributors to cooperate reasonably, with BRAND OWNER in originating and implementing sales and marketing programs, policies and practices designed to maximize the sale and marketing of the Products at wholesale in the Territory.

(f) Deliver and request Subdistributors to deliver the Products to retail outlets on a consistent and regular basis and in a timely manner.

(g) Obtain and maintain in good standing all licenses and permits required by applicable laws to perform its obligations under this Agreement (including, but not limited to, managing all state filings and brand registrations in the Territory).

(h) Be responsible for the Subdistributors' performance of their obligations under the Subdistributor Agreements.

(i) Not enter into any Subdistributor Agreement with a Subdistributor without first obtaining the prior written approval of BRAND OWNER and providing BRAND OWNER with a copy of the Subdistributor Agreement to be executed with such Subdistributor, which such Subdistributor Agreement shall contain provisions pursuant to which the Subdistributor agrees to: defend, indemnify and hold harmless BRAND OWNER from acts or omissions of the Subdistributor that are identical to the acts or omissions for which COMPANY must indemnify BRAND OWNER under this Agreement; be bound by the terms and conditions of the Use Agreement applicable to BRAND OWNER; procure the same insurance coverage as required of COMPANY under this Agreement and naming BRAND OWNER as an additional insured under such policy; not appoint any Subdistributor; the automatic assignment of the Subdistributor Agreement to BRAND OWNER in the event this Agreement is terminated; and agrees to the other applicable obligations of COMPANY under this Agreement.

(j) Prior to the end of a calendar quarter, provide BRAND OWNER with an irrevocable purchase order for the purchase of Products by COMPANY and its Subdistributors for the next calendar quarter.

(k) Meet or exceed the Purchase Commitments through purchases of the Products by it and its Subdistributors.

(l) Comply with all laws and regulations applicable to its performance under this Agreement and the Use Agreement.

(m) Assume and discharge all of BRAND OWNER'S rights and obligations under the Exclusive Distribution Agreement by and between BRAND OWNER and Premier Beverage Company dated December 1, 2010 (the "Premier Agreement") and indemnify, defend and hold harmless BRAND OWNER harmless from all such obligations.

10. Responsibilities and Obligations of BRAND OWNER. BRAND OWNER shall:

(a) Provide cooperation and assistance to COMPANY as reasonably requested with respect to the sale, promotion, marketing and distribution of the Product.

(b) Supply COMPANY with sufficient quantities of the Products on a timely basis.

(c) Supply COMPANY with Product that is of merchantable quality.

(d) Obtain and maintain in good standing all licenses and permits required by applicable laws to perform its obligations under this Agreement.

11. Warranties; Indemnification; Insurance: Authority.

(a) Warranties by BRAND OWNER to COMPANY.

(i) BRAND OWNER hereby warrants and represents that all Products shall be merchantable and fit and suitable for their intended use, shall be of at least the same premium quality as products currently in existence, and shall not be defectively packaged, bottled or labeled. In addition BRAND OWNER warrants and represents that all Product shall comply in all respects with all applicable laws and regulations. Without limiting the foregoing, all Product shall be packaged, bottled and labeled in accordance with all applicable municipal, state and federal laws and regulations. In the event any Product is received by COMPANY that does not comply with the provisions of this Section 11, COMPANY shall have the right to return such Product to BRAND OWNER or, with prior written permission of BRAND OWNER to destroy such Product. In either event, BRAND OWNER shall fully reimburse COMPANY for the price paid by Company for such Products, freight, any federal and/or state excise taxes paid by COMPANY and the cost incurred by COMPANY to destroy or return such products to BRAND OWNER. In addition, BRAND OWNER warrants and represents that the BRAND OWNER has no contracts or agreements, oral, written or implied at law, with which this Agreement would conflict or interfere.

(ii) BRAND OWNER has all authority to perform its obligations arising under this Agreement and comply with the terms of this Agreement.

(iii) BRAND OWNER owns all intellectual property rights relating to the Products, including all trademarks, copyrights, trade names, brand names, names and graphic designs that identify the Products in the trade (collectively, the "Marks") necessary for the sale of the Products, has the right to license the use of the Marks to COMPANY, and the use of such intellectual property in connection with the sale of the Products by COMPANY or the Subdistributors will not subject COMPANY or any Subdistributor to any infringement claim.

(iv) BRAND OWNER has the right, power and authority to grant to COMPANY the sole and exclusive right to purchase and to import, market, sell and distribute at wholesale the Products in the Territory, and, except for the Premier Agreement, which such agreement is being assumed and discharged by COMPANY hereunder, no person or entity has or will have any right, title, interest, encumbrance or claim in or to any distribution rights with respect to, or to be a wholesale distributor of, any of the Products in the Territory, whether as a subdistributor or otherwise, except for the Subdistributors pursuant to the Subdistribution Agreements.

(b) Indemnification.

(i) By BRAND OWNER. BRAND OWNER shall indemnify, defend and shall hold COMPANY, its affiliates, the Subdistributors and their respective shareholders, members, officers, employees, affiliates, successors and assigns (COMPANY, the Subdistributors and each such person or entity being referred to herein as a "COMPANY Indemnified Party") harmless from and against any and all Losses, arising from or otherwise connected with (a) the Products (including, without limitation, product liability) or the Marks,

(b) the breach of any of BRAND OWNER'S representations, warranties or obligations set forth in this Agreement, including but not limited to the warranties and representations set forth in sub-section (a) of this Section 11, (c) and any injury, harm, damage or death to person or property as a result of consumption of Products; except to the extent any such Loss was as the result of an act or omission of the Company or any of its Subdistributors.

(ii) By COMPANY. COMPANY shall indemnify, defend and hold BRAND OWNER and its affiliates and their respective members, officers, employees, successors and assigns (each a "BRAND OWNER Indemnified Party") harmless from any and all Losses, whether by injury to person, business or otherwise, arising from or otherwise connected with (a) COMPANY'S or any Subdistributor's improper use or handling of the Products or the Marks, or (b) the breach of any of COMPANY's representations, warranties or obligations set forth in this Agreement or the Use Agreement, including but not limited to the warranties and representations set forth in sub-section11(d).

(iii) The parties to be indemnified under Subsections 11(b)(i) or (ii) shall promptly notify the indemnifying party under these Subsections of any and all Losses or alleged Losses in writing and shall make formal written demand upon the indemnifying party for defense and indemnification; provided, however, that the failure to notify shall only relieve the indemnifying party from any indemnification obligation that could have been avoided had the indemnified parties provided prompt notice of the Loss. Following such notification, the indemnifying party shall assume the defense of such action, suit or proceeding (and the costs related thereto). Nothing set forth herein shall preclude any indemnified party from retaining its own counsel and participating in the defense of any action, suit or proceeding at its own expense. The indemnifying party agrees that it will not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which indemnification is sought hereunder unless such settlement, compromise or judgment (A) includes a provision unconditionally releasing the indemnified parties from and against all liability in respect of all claims by any releasing party, (B) imposes no obligation other than the payment of money by any indemnified party and (C) does not provide for injunctive or other equitable relief against or any admission of guilt or wrongdoing by any indemnified party.

(c) Insurance. BRAND OWNER shall have and shall continue to maintain in full force and effect during the Term and any renewal hereof policies of general liability insurance (including product liability) providing coverage in the amount not less than $5,000,000 in the aggregate and $1,000,000 per occurrence. BRAND OWNER agrees to provide COMPANY with proof of such insurance coverage upon request by COMPANY. COMPANY shall have and shall continue to maintain in full force and effect during the Term and any renewal hereof policies of general liability insurance (including product liability) providing coverage in the amount not less than $5,000,000 in the aggregate and $1,000,000 per occurrence. COMPANY agrees to provide BRAND OWNER with proof of such insurance coverage upon request by COMPANY.

(d) Authority. Each of BRAND OWNER and COMPANY warrants and represents that: the individual executing this Agreement on behalf of BRAND OWNER has full power and authority to do so; once fully executed, this Agreement shall be binding and

enforceable upon it in accordance with its terms; and the execution, delivery and performance by it of this Agreement do not and will not (i) violate any provision of its articles of formation; (ii) conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation or acceleration (whether after the filing of notice or the lapse of time or both) of any right or obligation of it under, any agreement, contract, lease, sublease, arrangement, commitment or license to which it is a party or bound or to which it any of its assets is subject; or (iii) violate or result in a breach of or constitute a default under and law or other restriction of any governmental entity to which it or its assets is subject or bound.

12. Attorney's Fees. In the event a dispute arises between COMPANY and BRAND OWNER the prevailing party shall recover, in addition to damages and other relief, any and all out-of-pocket attorneys' fees reasonably incurred in connection with the prosecution or defense of such dispute together with all costs of the dispute, (whether taxable or not) actually incurred by said prevailing party. The court shall determine who is the prevailing party and shall determine the amount of fees and costs to be awarded to such party.

13. Choice of Law. COMPANY and BRAND OWNER hereby agree that any and all issues of law associated with, connected to, or otherwise related to this Agreement and the relations of the parties, shall be governed and determined by New York law without reference to principles of conflicts of law that would require the application of the law of any other jurisdiction.

14. Notices. All notices or communications required or permitted under this Agreement shall be in writing and shall be personally delivered, delivered prepaid by overnight courier with a reliable delivery tracking system or sent by prepaid, certified or registered mail.

Notices or communications sent to COMPANY shall be addressed as follows until COMPANY otherwise notifies BRAND OWNER:

Ms. Allison Domeneghetti
DOMAINE SELECT WINE ESTATES LLC
~~575 Eighth Avenue~~ 105 Madison Ave 13th Fl.
New York, NY 10016

With a copy to:

Arlyn B. Miller, Esq.
The Charmer Sunbelt Group
60 East 42nd
Suite 1915
New York, NY 10165

Notices or communications sent to BRAND OWNER shall be addressed as follows until BRAND OWNER otherwise notifies COMPANY:

James Dale
WODKA LLC

234 5th Avenue
New York, NY 10001

With a copy to:

Agata Podedworny
337 Adelphi Street
Brooklyn, NY 11238

15. Binding on Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties' successors in interest. As used herein, "successors in interest" means and includes any person or entity which succeeds to the business or assets of either COMPANY or BRAND OWNER, as well as any person or entity which acquires an interest in the Marks or in the Products themselves. The parties hereby agree that the Products and the Marks are unique and that it would be difficult, if not impossible, to ascertain the damages that would occur in the event of the use of the Marks by COMPANY other than as permitted by this Agreement, and to that end the parties agree that the provisions of this Agreement relating to the Marks may be specifically enforced in the event of a breach or threatened breach thereof. The parties further agree that the provisions of this Section 15 are an integral part of the consideration given for this Agreement and are not a mere recital.

16. Severability. Any provision of this Agreement determined to be invalid shall in no way affect the remaining provisions hereof.

17. Waiver. A waiver by either party of any of the terms and conditions of this Agreement in any instance must be in writing and shall not be deemed or construed to be a waiver of such term or condition in the future. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking or obligations or agreement of either party.

18. Assignment. This Agreement shall not be assigned by either party in whole or in part, by operation of law or otherwise, without the prior express written consent of the other party.

19. Consent of Parties. Whenever consent or approval of either party is required, except as otherwise expressly provided in this Agreement, that party shall not unreasonably withhold or unreasonably delay such consent or approval.

20. Integration Clause. This Agreement and the Use Agreement state and contain the full, complete and entire agreement, understanding, and contract of COMPANY and BRAND OWNER with respect to the subject matter hereof. This Agreement and the Use Agreement supersedes any and all prior agreements, understandings or contracts, whether oral or written.

21. Modification. This Agreement may only be amended or modified by a subsequent written document entitled "Modification to Exclusive Distribution Agreement" duly subscribed by both COMPANY and BRAND OWNER. No other purported amendment or modification shall be effective.

22. Binding Agreement. This Agreement shall not be binding upon either party unless and until executed by a duly authorized officer and/or managing agent of COMPANY and of BRAND OWNER.

23. Payment Upon Transfer of Brand. If at any time during the Term BRAND OWNER (a) directly or indirectly transfers to a third party its rights of ownership of the Przedsiębiorstwo Polmos Białystok Wódka [Vodka] trademark, whether by asset or equity sale or merger, and such third party does not assume and agree to discharge BRAND OWNER'S obligations hereunder (including BRAND OWNER'S obligations under this Section 23) in writing, or (b) terminates this Agreement other than in accordance with Section 5 hereof, then BRAND OWNER shall pay COMPANY an amount equal to the trailing 12 months' gross profits of the Products (expressed as gross profit per case), from the date of notice of termination or the effective date of termination, whichever is greater, times two (the "Termination Fee"). The parties agree that (i) the Termination Payment does not constitute a penalty, but instead is fair, reasonable and equitable compensation for the damages COMPANY would incur in the event of any such termination, and is consistent with industry standards, and (ii) payment of such amounts with respect to the Products shall be in full and complete satisfaction of all claims and damages of COMPANY arising from any such termination. BRAND OWNER shall pay the Termination FEE to COMPANY within thirty (30) days following the effective date of the transfer of the trademark or the termination, as applicable.

24. Independent Contractor Status. COMPANY'S status hereunder shall at all times be that of an independent contractor. Nothing in this Agreement is intended, nor shall it be construed, to (i) make BRAND OWNER and COMPANY partners or joint venturers nor grant a right in or to any business activity or investments of or to the income or proceeds disbursed therefrom, or (ii) create a relationship between BRAND OWNER and COMPANY of principal and agent, employer and employee or franchisor and franchisee.

25. Limitation of Liability. Notwithstanding anything to the contrary contained herein, neither party shall be liable to the other party for any consequential, indirect, incidental; damages (including, but not limited to, lost profits, lost revenue or loss of business opportunity or economic advantage), whether or not the other party was aware or should have been aware of the possibility of such damages, or punitive, special, exemplary or other damages that are not direct damages.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

DOMAINE SELECT WINE ESTATES LLC

By: ______________________________
Name: Allison Domeneghetti
Title: C.O.O.

WODKA LLC

By: ______________________________
Name: James Dale
Title: Manager

EXHIBIT A

PURCHASE COMMITMENTS

March 1, 2011 to April 30, 2012	80,000 nine (9) liter cases
May 1, 2012 to April 30, 2013	144,000 nine (9) liter cases
May 1, 2013 to April 30, 2014	189,000 nine (9) liter cases
May 1, 2014 to April 30, 2015	TBD on or before April 1, 2012
May 1, 2015 to April 30, 2016	TBD on or before April 1, 2012

MONTHLY DISTRIBUTION OF FIRST MINIMUM PURCHASE COMMITMENT

Month	9 Liter Cases
March 2011	3,465
April 2011	4,464
May 2011	5,465
June 2011	6,464
July 2011	4,465
August 2011	4,464
September 2011	6,965
October 2011	7,464
November 2011	7,964
December 2011	6,965
January 2012	3,642
February 2012	4,465
March 2012	6,874
April 2012	6,874
Total	**80,000**

EXHIBIT A 2012

PURCHASE COMMITMENTS

March 1, 2011 to December 31, 2011	80,000 nine (9) liter cases
January 1, 2012 to December 31, 2012	113,000 nine (9) liter cases
January 1, 2012 to December 31, 2012	189,000 nine (9) liter cases
January 1, 2012 to December 31, 2012	TBD on or before October 31, 2012
January 1, 2012 to December 31, 2012	TBD on or before October 31, 2012

MONTHLY DISTRIBUTION OF SECOND MINIMUM PURCHASE COMMITMENT

Month	9 Liter Cases
January 2012	
February 2012	
March 2012	
April 2012	4,500
May 2012	5,500
June 2012	5,500
July 2012	10,000
August 2012	10,000
September 2012	12,000
October 2012	12,000
November 2012	12,000
December 2012	12,000
Total	**113,000 ****

**** 10,000 cases guaranteed by Wodka for Florida purchases**

****At the start of Q4 we will review Alchemia numbers and if DSWE purchases will be 2000 cases for 2012 of Alchemia, then DSWE will receive a credit on the Wodka Purchase Commitment of 8000 cases.**

****At the start of Q4 we will review Alchemia numbers and if DSWE purchases will be 2000 cases for 2012 of Alchemia, then DSWE will receive a credit on the Wodka Purchase Commitment of 8000 cases.**

EXHIBIT B

Product Pricing

200 ml – US$0.57

750 ml – US$1.80

1 Liter – US$1.90

1.75 ml – US$3.70

Product Pricing – Effective August 1, 2011

200 ml – US$0.57

750 ml – US$1.90

1 Liter – US$2.00

1.75 ml – US$3.75

Product Pricing – Effective August 1, 2012

200 ml – US$0.57

750 ml – US$1.95

1 Liter – US$2.05

1.75 ml – US$3.75

***These prices exclude any payment due for Federal Excise Taxes and Ocean Freight.**

EXHIBIT C

Trademark Use Agreement

[Attached]

TRADEMARK USE AGREEMENT

This Trademark Use Agreement ("Agreement") is made March 1, 2011 (the "Effective Date") by and between Wodka LLC ("Licensor"), a New York limited liability company, and Domaine Select Wine Estates LLC ("Licensee"), a Delaware limited liability company.

WHEREAS, contemporaneously with the execution of this Agreement, Licensor and Licensee have entered into an agreement (the "Importer and Distributor Agreement") pursuant to which Licensee is an authorized and exclusive importer and distributor of Products; and

WHEREAS, Licensee desires to use Licensor's name, trademarks, service marks, trade dress, trade names, logos, designs, markings, symbols or other distinguishing characteristics registered or used by Licensor in connection with the Products (collectively, the "Marks"), and Licensor is agreeable to Licensee's use of the Marks, all subject to, and in accordance with, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the respective promises, agreements, obligations and covenants contained herein, the parties agree as follows.

1. Acknowledgements. Licensee acknowledges and agrees that (a) it has entered into the Importer and Distributor Agreement with Licensor to import, market, promote and sell the Products; (b) that any breach of the Importer and Distributor Agreement shall constitute an immediate breach of this Agreement; and (c) any termination of the Importer and Distributor Agreement shall constitute an immediate termination of this Agreement.

2. License. Licensor hereby grants Licensee a personal, revocable, exclusive only with respect to the Territory, royalty-free license to use and reproduce the Marks on marketing and promotional materials and on the Internet. This license is granted solely in conjunction with the promotion and marketing of the Products. Licensor further grants Licensee a license to provide a hyperlink on its website to any webpage on the website of Licensor. This Agreement shall run concurrently with the term of the Importer and Distributor Agreement. This Agreement is not assignable except to approved Subdistributors and, except for the foregoing, Licensee may not grant any sub-licenses of its rights provided herein.

3. Prior Approval of Usage. Licensee must obtain Licensor's written approval prior to Licensee's use of any of the Marks. Licensee agrees to use the Marks exactly as approved. Licensee need not obtain Licensor's prior approval for subsequent use of the Marks in any manner previously approved by Licensor. Licensee may not modify the Marks or use any typeface other than that approved by Licensor. Failure to display the Marks as indicated herein shall result in immediate cancellation of the license and termination of this Agreement. Any use of the Marks which is not authorized herein or by an authorized representative of Licensor is strictly prohibited. Any failure by Licensor to exercise its right to cancel the license or terminate this Agreement shall not constitute a waiver of Licensor's rights under this paragraph.

4. Ownership of Marks. Licensee agrees that nothing contained in this Agreement is intended as an assignment or grant to the Licensee of any right, title or interest in or to Marks or

the goodwill attached thereto and that this Agreement does not convey the right to grant sublicenses and is not assignable. Licensee does not have the right to register the name or Marks or any other mark owned by Licensor as a domain name, corporate or trade name, trademark or service mark. Licensee further recognizes that all use of the Marks by Licensee shall inure to the benefit of, and be on behalf of Licensor. Licensee recognizes the validity of, and will do nothing inconsistent with, or which would negatively affect, Licensor's ownership of the Marks or the goodwill represented thereby. Licensee acknowledges and agrees that Licensor will have the sole right to engage in infringement or unfair competition proceedings involving the name or Marks. Licensor reserves the right to designate transitional or new Marks upon thirty (30) days written notice to Licensee.

5. Termination. Either party may terminate this Agreement upon thirty (30) days written notice. Upon the termination of this Agreement for any reason, Licensee shall cease all use of the Marks, destroy all written materials containing any of the Marks, remove all Marks from its website and eliminate all hyperlinks to the website of Licensor.

6. Choice of Law; Venue. This Agreement shall be governed by the laws of the United States and the State of Florida, without regard to its conflict of laws provisions. The parties agree that any litigation related to, arising out of, or concerning this Agreement shall be brought in the federal or state courts located in Florida, Florida and the parties irrevocably consent to jurisdiction in such courts and waive the defense of *forum non conveniens*.

7. Indemnification. Licensee agrees to defend, indemnify and hold Licensor and its affiliates and their directors, officers and employees harmless from and against any use of the Marks by Licensor that is not in conformance with the terms and conditions of this Agreement.

8. Severability. If for any reason a court of competent jurisdiction finds any provision, or portion thereof, to be unenforceable, the remainder of this Agreement shall continue in full force and effect

9. Merger; Amendment. This Agreement constitutes the entire agreement between the Parties with respect to the use of the Marks and supersedes all prior or contemporaneous understandings regarding such subject matter. No amendment to or modification of this Agreement will be binding unless such amendment is set forth in a writing signed by the parties.

10. Notices. Any notices required to be sent hereunder shall be deemed given when delivered in person; by overnight courier with a reputable delivery tracking system, prepaid; or by registered or certified mail return receipt requested, prepaid to the following address of the party to be notified:

If to Licensee:

Allison Domeneghetti
C.O.O.
Domaine Select Wine Estates LLC
575 Eighth Avenue
New York, NY 10018

With a copy to:

Arlyn B. Miller, Esq.
The Charmer Sunbelt Group
60 East 42nd
Suite 1915
New York, NY 10165

If to Licensor:

James Dale
Manager
Wodka LLC
234 5th Avenue
New York, NY 10001

With a copy to:

Agata Podedworny
337 Adelphi Street
Brooklyn, NY 11238

or to such other address as a party may designate by notice given in the manner specified in this paragraph.

11. Counterparts; Facsimile Signatures. The parties agree that this Agreement may be signed in counterparts and by facsimile signatures, each of which shall be deemed an original and all of which shall constitute a single instrument.

12. Definitions. Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Importer and Distributor Agreement.

[SIGNATURE PAGE FOLLOWS]

The parties, intending to be bound, execute and deliver this Agreement as of the Effective Date.

WODKA LLC

By: ______________________

James Dale
Title: Manager

DOMAINE SELECT WINE ESTATES LLC

By: ______________________

Allison Domeneghetti
Title: C.O.O.

If to Licensee:

Allison Domeneghetti
C.O.O.
Domaine Select Wine Estates LLC
105 Madison Avenue
13th Floor
New York, NY 10016

With a copy to:

Arlyn B. Miller, Esq.
The Charmer Sunbelt Group
60 East 42nd
Suite 1915
New York, NY 10165

If to Licensor:

James Dale
Manager
Wodka LLC
234 5th Avenue
New York, NY 10001

With a copy to:

Agata Podedworny
337 Adelphi Street
Brooklyn, NY 11238

or to such other address as a party may designate by notice given in the manner specified in this paragraph.

11. Counterparts; Facsimile Signatures. The parties agree that this Agreement may be signed in counterparts and by facsimile signatures, each of which shall be deemed an original and all of which shall constitute a single instrument.

12. Definitions. Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Importer and Distributor Agreement.

[SIGNATURE PAGE FOLLOWS]